SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 11, 2006

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
(Exact name of registrant as specified in its charter)

Delaware	333-132232	30-0183252
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
383 Madison Avenue New York, New York		10l79
(Address of Principal Executive Offices)		(Zip Code)

Registrants telephone number, including area code, is (212) 272-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 6.04         Failure to Make a Required Distribution.

Administrator determined that the September 2006 distribution on the Structured Asset Mortgage Investments II Trust 2006-AR7, Mortgage Pass-Through Certificates, Series 2006-AR7 should have included an aggregate additional principal distribution amount of $4,002,446.61. Although the Securities Administrator believes that the September distribution conformed to the terms of the agreements, it has been determined that the additional principal amount, representing the principal amount of loans repurchased from the trust as of the issuance date of the securities, was intended for distribution on the September 2006 distribution date Therefore, additional principal and interest distributions in aggregate amount of $4,002,446.61 were made on the following classes of securities on October 12, 2006: A-1A, A-2A, A-8, A-12, A-13A, A-13B, B-6, B-7, B-IO, A-1B and A-2B. An amended remittance report, reflecting the additional payments, was prepared on October 12, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

        STRUCTURED ASSET MORTGAGE
        INVESTMENTS II INC.

        By: /s/ Joseph T. Jurkowski, Jr.
        Name:  Joseph T. Jurkowski, Jr.
        Title:    Vice President

Dated: October 13, 2006